Long-Short Fund
Summary Prospectus February 28, 2026

Class	Investor	I	Y
Ticker	DIAMX	DHLSX	DIAYX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated February 28, 2026, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to https://diamond-hill.com/documents, email a request to info@diamond-hill.com, call 888-226-5595, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Investment Objective

The investment objective of the Diamond Hill Long-Short Fund (the “Fund” or the “Long-Short Fund”) is to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)
None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Class I	Class Y
Management fees	0.90%	0.90%	0.90%
Distribution (12b-1) fees	0.25%	None	None
Other expenses
Administration fees[1]	0.22%	0.18%	0.05%
Dividend expenses and fees on short sales	0.32%	0.32%	0.32%
Total other expenses	0.54%	0.50%	0.37%
Acquired fund fees and expenses[2]	0.01%	0.01%	0.01%
Total annual fund operating expenses	1.70%	1.41%	1.28%

[1]	Administration fees for Investor and Class I shares have been restated to reflect current expenses.

[2]

Total annual operating expenses shown in the table above do not correlate to the ratio of operating expenses to average net assets in the “Financial Highlights” section of this prospectus which reflect the operating expenses of the Fund and does not include acquired fund fees and expenses.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor	$173	$536	$923	$2,009
Class I	144	446	771	1,691
Class Y	130	406	702	1,545

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.

Principal Investment Strategy

The Fund, under normal market conditions, invests its assets in U.S. equity securities of any size capitalization that Diamond Hill Capital Management, Inc. (the “Adviser”) believes are undervalued and selling short U.S. equity securities of any size capitalization the Adviser believes are overvalued. Equity securities consist of common and preferred stocks.

The Adviser focuses on estimating a company’s value independent of its current stock price. To estimate a company’s value, the Adviser focuses on the fundamental economic drivers of the business. The primary focus is on “bottom-up” analysis, which takes into consideration earnings, revenue growth, operating margins and other economic factors. The Adviser also considers the level of industry competition, the regulatory environment, the threat of technological obsolescence, and a variety of other industry factors. If the Adviser’s estimate of a company’s value differs sufficiently from the current market price, the company may be an attractive investment opportunity. In constructing a portfolio of securities, the Adviser is not constrained by the sector or industry weights in the benchmark. The Adviser relies on individual stock selection and discipline in the investment process to add value. The highest portfolio security weights are assigned to companies where the Adviser has the highest level of conviction.

The Fund also will sell securities short. Short sales are effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in hopes of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund. The frequency of short sales will vary substantially in different periods, and it is not intended that any specified portion of the Fund’s assets will as a matter of practice be invested in short sales. The Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold short exceeds 40% of the value of the Fund’s net assets.

DIAMOND HILL FUNDS | SUMMARY PROSPECTUS | FEBRUARY 28, 2026 | DIAMOND-HILL.COM

Long-Short Fund Summary	As of February 28, 2026

Once a stock is purchased or sold short, the Adviser continues to monitor the company’s strategies, financial performance and competitive environment. The Adviser may sell a security (or repurchase a security sold short) as it reaches the Adviser’s estimate of the company’s value if it believes that the company’s earnings, revenue growth, operating margin or other economic factors are deteriorating (or improving in the case of a short sale); or, if it identifies a stock that it believes offers a better investment opportunity.

Main Risks

All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund. All of the risks listed below are significant to the Fund, regardless of the order in which they appear.

Current Market Environment Risk Various sectors of the financial markets may experience an extended period of adverse conditions. Market uncertainty can increase dramatically, and these conditions may result in disruptions of the equity markets, periods of reduced liquidity, greater general volatility, and a contraction of availability of credit and lack of price transparency.

Management Risk The Adviser’s judgments about the attractiveness, value, and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that individual companies will perform as anticipated. The value of an individual company can be more volatile than the market as a whole, and the Adviser’s intrinsic value-oriented approach may fail to produce the intended results. In addition, there is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to stock market movements, sector-swings or other risk factors. The strategy used by the Fund involves complex securities transactions that involve risks different than direct equity investments.

Market Risk The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the Fund, particular industries or overall securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value. A variety of factors including interest rate levels, recessions, inflation, U.S. economic growth, war or acts of terrorism, natural disasters, political events, supply chain disruptions, trade barriers, staff shortages and widespread public health issues affect the securities markets. These events may cause volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. In addition, governmental responses to these events may negatively impact the capabilities of the Fund’s service providers, disrupt the Fund’s operations, result in substantial market volatility and adversely impact the prices and liquidity of the Fund’s investments.

Short Sale Risk The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. The Fund’s losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security.

Small Cap and Mid Cap Company Risk Investments in small and mid cap companies may be riskier than investments in larger, more established companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, small and mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short-term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Performance

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility — or variability — of the Fund’s annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index and two supplemental indexes. The bar chart and table provide some indication of the risks of investing in the Fund. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available by visiting www.diamond-hill.com or by calling 888-226-5595.

DIAMOND HILL FUNDS | SUMMARY PROSPECTUS | FEBRUARY 28, 2026 | DIAMOND-HILL.COM

Long-Short Fund Summary	As of February 28, 2026

CLASS I ANNUAL TOTAL RETURN-YEARS ENDED 12/31

Best Quarter:	4Q 2020, +13.78%
Worst Quarter:	1Q 2020, -23.39%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/25

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for the other share classes.

	Inception Date of Class	One Year	Five Year	Ten Year
Class I Before Taxes	1/31/05	19.10%	10.04%	7.99%
After Taxes on Distributions		18.56	8.44	6.76
After Taxes on Distributions and Sale of Fund Shares		11.54	7.61	6.18
Investor Before Taxes	6/30/00	18.76	9.72	7.68
Class Y Before Taxes	12/30/11	19.24	10.17	8.11
Russell 3000® Index		17.15	13.15	14.29
Russell 1000® Index		17.37	13.59	14.59
60% Russell 1000® Index/40% Bloomberg US T-Bills 1-3 Month Index		12.12	9.64	9.78

The Fund’s broad-based securities market index is the Russell 3000® Index, which measures the performance of roughly 3,000 of the largest U.S. companies based on total market capitalization.

The Russell 1000® Index represents an index of securities that reflect the market sectors in which the Fund invests. The Russell 1000® Index measures the performance of roughly 1,000 U.S. large-cap companies.

The blended benchmark represents a 60/40 weighted blend of the Russell 1000® Index and the Bloomberg US Treasury Bills 1-3 Month Index. The Bloomberg US Treasury Bills 1-3 Month Index measures the performance of US Treasury bills with time to maturity between 1 and 3 months. The blended benchmark is utilized by the Adviser for measuring performance.

The indexes are unmanaged, market capitalization weighted, include net reinvested dividends, do not reflect fees or expenses (which would lower the return), and are not available for direct investment.

Portfolio Management

Investment Adviser
Diamond Hill Capital Management, Inc.

Portfolio Managers
Christopher Bingaman
Portfolio Manager
since 4/2007

Nathan Palmer
Portfolio Manager
since 6/2018

Buying and Selling Fund Shares

Minimum Initial Investment
Investor and Class I: $2,500
Class Y: $500,000

To Place Orders	Regular Mail: Diamond Hill Long-Short Fund P.O. Box 46707 Cincinnati, OH 45246 Phone: 888-226-5595
Overnight Delivery: Diamond Hill Long-Short Fund 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Phone: 888-226-5595

Transaction Policies

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire. You may be charged wire fees or other transaction fees; ask your financial professional. When selling shares, you will receive a check, unless you request a wire. You may also buy and sell shares through a financial professional.

Dividends, Capital Gains and Taxes

The Fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax-advantaged plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

SUM-LS-022826

DIAMOND HILL FUNDS | SUMMARY PROSPECTUS | FEBRUARY 28, 2026 | DIAMOND-HILL.COM